--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                                  July 21, 1997

We welcome this opportunity to provide you with information about Hyperion 1999 Term Trust, Inc. (the 'Trust') for its semi-annual period ended May 31, 1997 and to share our outlook for the rest of the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange ('NYSE') under the symbol 'HTT'.

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company whose investment objectives are to attempt to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 1999. There is no assurance that this investment objective can be met; you may recall in our last shareholder letter we noted that under market conditions at that time, it would have been extremely difficult for the Trust to return $10.00 per share on its scheduled termination date. Unfortunately, under current market conditions it still remains extremely difficult for the Trust to achieve its $10.00 per share objective. The Trust continues to invest in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or other MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch Investors Service, L.P.).

MARKET ENVIRONMENT

The economic growth in the second quarter has slowed from the torrid first quarter pace, leaving intact expectations for low inflation and a steady Federal Reserve interest-rate policy in the third and fourth quarters of 1997.

Over the long term, our outlook for the fixed income market continues to include lower interest rates. Positive fundamentals, such as a reduction in fiscal spending, a decline in global inflationary pressures, increasing productivity, technological advancements and higher savings and investment rates due to the aging of the 'baby boomer' segment of the population are major factors that should result in a decline in interest rates. The fixed income markets usually do reasonably well under these conditions.

PORTFOLIO STRATEGY AND PERFORMANCE

The portfolio's allocation towards U.S. Treasury Obligations has been decreased over the last six months in favor of higher yielding MBS pass-throughs and AAA commercial mortgage securities. Given the lack of interest rate volatility in the market over the last few months, we believe that this modest increase to yield-advantaged securities will benefit the portfolio. Indeed, MBS pass-throughs and commercial mortgage securities have outperformed over this time period.


The Trust's total return for the six month period ending May 31, 1997 was 0.93%. Total investment return is computed based upon the change in Net Asset Value ('NAV') of the Trust's shares and includes reinvestment of dividends. The current monthly dividend the Trust pays its shareholders is $0.03542 per share. The current yield of 6.36% on shares of the Trust is based on the NYSE closing price of $6.6875 on July 21, 1997. This yield was 33 basis points above the yield on the 3-Year Treasury Note.

The Trust, inclusive of leverage, is currently managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 4.6 years with the

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONTINUED)

--------------------------------------------------------------------------------
core assets having a duration of approximately 3.3 years.

The Trust's investment advisor, Hyperion Capital Management, Inc., is continuing to explore opportunities, strategies and investments that may improve the NAV and/or the market price of the Trust's shares, some of which may require shareholder approval. We will keep you informed as appropriate.

The chart that follows shows the allocation of the Trust's holdings by asset category on May 31, 1997.

                         HYPERION 1999 TERM TRUST, INC.
                  PORTFOLIO OF INVESTMENTS AS OF MAY 31, 1997*

                             [PASTE UP PIE CHART]

  U.S. Government Agency Pass-Through Certificates                    45.3%
  U.S. Government Agency Collateralized Mortgage Obligations          10.9%
  U.S. Government Agency Stripped Mortgage-Backed Securities          11.3%
  U.S. Treasury Obligations                                           17.2%
  Asset-Backed Securities                                              4.2%
  Collateralized Mortgage Obligations                                  9.8%
  Municipal Zero Coupon Securities                                     1.1%
  Repurchase Agreement                                                 0.2%

* As a percentage of total investments.

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HYPERION 1999 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONCLUDED)

--------------------------------------------------------------------------------

CONCLUSION


We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,



KENNETH C. WEISS
Chairman,
Hyperion 1999 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.




CLIFFORD E. LAI
President,
Hyperion 1999 Term Trust, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS
May 31, 1997 (unaudited)
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS--114.4%
U.S. GOVERNMENT AGENCY
  PASS-THROUGH
  CERTIFICATES--61.2%
Federal Home Loan Mortgage
  Corporation
                               6.50%     05/01/09       $  60,215    $ 58,803,664
                               8.00      08/01/24           3,105       3,167,110
                                                                     ------------
                                                                       61,970,774
                                                                     ------------
Federal National Mortgage
  Association
                               6.00      11/01/00          43,277@     41,830,419
                               6.50  08/01/02-10/01/10     43,584      42,533,397
                               7.00  05/01/03-03/01/26     63,067      62,610,843
                               8.00      08/01/25          51,522@     52,455,446
                                                                     ------------
                                                                      199,430,105
                                                                     ------------
Government National
  Mortgage Association
                               8.00      01/15/26           6,140       6,251,704
                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY
  PASS-THROUGH CERTIFICATES
  (Cost - $266,506,221)                                               267,652,583
                                                                     ------------
U.S. GOVERNMENT AGENCY
  COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (REMICS)--14.7%
Federal Home Loan Mortgage
  Corporation
  Series 1517, Class E,
    PAC                        6.00      04/15/18           2,000       1,956,126
  Series 1456, Class G,
    PAC                        6.50      12/15/18          10,000       9,729,320
  Series 55, Class D, PAC      9.00      11/15/14             906         911,464
                                                                     ------------

                                                                       12,596,910
                                                                     ------------
Federal National Mortgage
  Association
  Series 1994-50, Class
    PD, PAC                    5.85      09/25/17          48,000@     46,470,000
  Series 1997-24, Class
    PJ, PAC                    7.00      08/18/26           5,351       5,157,535
                                                                     ------------
                                                                       51,627,535
                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY
  COLLATERALIZED MORTGAGE
  OBLIGATIONS (REMICS)
  (Cost - $62,070,371)                                                 64,224,445
                                                                     ------------
U.S. GOVERNMENT AGENCY
  STRIPPED MORTGAGE-BACKED
  SECURITIES--15.3%
INTEREST-ONLY SECURITIES:
Federal Home Loan Mortgage
  Corporation
  Series 176, Class B          7.00      06/01/26          17,809       6,488,973
                                                                     ------------
Federal National Mortgage
  Association
  Series 218, Class 2          7.50      04/01/23          14,205       4,887,416
  Series 1992-168, Class
    IO, REMIC                  7.50      10/25/22          11,966       4,117,024
  Series 251, Class 2          8.00      11/01/23          11,800       4,082,056
                                                                     ------------
                                                                       13,086,496
                                                                     ------------
PRINCIPAL-ONLY SECURITY:
Federal National Mortgage
  Association
  Series 267, Class 1          0.00      10/01/24          67,286      47,478,880
                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY
  STRIPPED MORTGAGE-BACKED
  SECURITIES
  (Cost -  $62,354,349)                                                67,054,349
                                                                     ------------

----------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
May 31, 1997 (unaudited)
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
----------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS--114.4%
  (CONCLUDED)
U.S. TREASURY OBLIGATIONS--
  23.2%
U.S. Treasury Notes            5.13%     02/28/98       $   9,150@   $  9,101,395
                               5.88      10/31/98           8,000@      7,977,504
                               6.25      05/31/00           8,000@      7,973,752
                               7.75      12/31/99          25,000@     25,835,950
                               7.75      01/31/00          25,000@     25,851,575
                                                                     ------------
                                                                       76,740,176
                                                                     ------------
U.S. Treasury Inflation
  Indexed Notes                3.38      01/15/07          20,196@     19,842,374
                                                                     ------------
U.S. Treasury Bonds            6.00      02/15/26           5,800@      5,089,500
                                                                     ------------
TOTAL U.S. TREASURY
  OBLIGATIONS
  (Cost - $103,063,635)                                               101,672,050
                                                                     ------------
TOTAL U.S. GOVERNMENT &
   AGENCY OBLIGATIONS
  (Cost - $493,994,576)                                               500,603,427
                                                                     ------------
---------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--5.7%
Green Tree Financial
  Corporation
  Series 1996-5, Class A4      7.15      07/15/27           4,500       4,521,272
                                                                     ------------
MBNA Master Credit Card
  Trust
  Series 1996-M, Class A       5.94+     04/15/09           5,000       5,000,000
                                                                     ------------
Neiman Marcus Group Credit
  Card Master Trust
  Series 1995-1, Class A       7.60      06/15/03          15,000      15,291,210
                                                                     ------------

TOTAL ASSET-BACKED SECURITIES
  (Cost - $24,495,036)                                                 24,812,482
                                                                     ------------
---------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE
  OBLIGATIONS (REMICS)--
  13.1%
DLJ Mortgage Acceptance
  Corporation
  Series 1995-CF2, Class
    A1A                        6.65      12/17/27          11,004(a)   10,773,421
  Series 1993-MF10, Class
    A2                         7.20      07/15/03           9,022       8,962,331
                                                                     ------------
                                                                       19,735,752
                                                                     ------------
First Boston Mortgage
  Securities Corporation
  Series 1993-M1, Class 1A     6.75      09/25/06          24,367      23,636,178
                                                                     ------------
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1995-C1, Class A      7.15+     05/25/15           6,655       6,631,484
                                                                     ------------
Prudential Home Mortgage
  Securities Co., Inc.
  Series 1993-61, Class
    A5, PAC                    6.50      12/25/08           1,941       1,866,688
                                                                     ------------
Residential Funding
  Mortgage Securities I,
  Inc.
  Series 1996-S7, Class
    A12                        7.00      03/25/26           6,033       5,748,025
                                                                     ------------
TOTAL COLLATERALIZED
  MORTGAGE OBLIGATIONS
  (REMICS)
  (Cost - $59,605,116)                                                 57,618,127
                                                                     ------------
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)
May 31, 1997 (unaudited)
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
----------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON
  SECURITIES--1.5%
KANSAS
Kansas City Kansas,
  Utility System
  Revenue Bonds, AMBAC          (b)      03/01/00       $     985    $    863,268
                                                                     ------------
UTAH
Intermountain Power Agency
  Utah,
  Power Supply Revenue
  Bonds                         (b)      07/01/00           6,500       5,673,980
                                                                     ------------
TOTAL MUNICIPAL ZERO
  COUPON SECURITIES
  (Cost - $6,357,349)                                                   6,537,248
                                                                     ------------
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.3%
Dated 5/30/97, with State
  Street Bank and Trust
  Company, 5.15%, due
  6/2/97; proceeds:
  $1,260,541;
  collateralized by
  $1,060,000 U.S. Treasury
  Note, 9.00%, due 11/15/18,
  value: $1,288,310
  (Cost - $1,260,000)                                       1,260       1,260,000
                                                                     ------------
---------------------------------------------------------------------------------
TOTAL INVESTMENTS--135.0%
  (Cost - $585,712,077)                                              $590,831,284

LIABILITIES IN EXCESS OF
  OTHER ASSETS--(35.0%)                                              (153,280,790)
                                                                     ------------

NET ASSETS--100.0%                                                   $437,550,494
                                                                     ------------
                                                                     ------------

---------------------------------------------------------------------------------

     @ Portion of or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5)
 REMIC  Real Estate Mortgage Investment Conduit
   PAC Planned Amortization Class: Security principal payments are within a predetermined range
     +  Variable Rate Security: Coupon rate is rate in effect at May 31, 1997
   (a)  Private Placement
 AMBAC  American Municipal Bond Assurance Corporation
   (b)  Zero Coupon Bonds

------------------

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $585,712,077) (Note 2)..............................................   $590,831,284
Interest receivable.............................................................................      5,022,326
Deferred organization expenses and other assets (Note 2)........................................        165,148
                                                                                                   ------------
          Total assets..........................................................................    596,018,758
                                                                                                   ------------

LIABILITIES:
Reverse repurchase agreements (Note 5)..........................................................    157,830,688
Investment advisory fee payable (Note 3)........................................................        185,992
Interest payable for reverse repurchase agreements (Note 5).....................................        184,279
Bank Overdraft..................................................................................        152,680
Accrued expenses and other liabilities..........................................................         62,687
Administration fee payable (Note 3).............................................................         51,938
                                                                                                   ------------
          Total liabilities.....................................................................    158,468,264
                                                                                                   ------------

NET ASSETS (equivalent to $7.07 per share based on
  61,871,339 shares outstanding)................................................................   $437,550,494
                                                                                                   ------------
                                                                                                   ------------

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 6)..................................................................   $    618,713
Additional paid-in capital......................................................................    583,707,327
Undistributed net investment income.............................................................     12,104,744
Accumulated net realized losses.................................................................   (163,999,497)
Net unrealized appreciation.....................................................................      5,119,207
                                                                                                   ------------
Net assets applicable to capital stock outstanding..............................................   $437,550,494
                                                                                                   ------------
                                                                                                   ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 1997 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 2):
  Interest.......................................................   $ 21,297,464
                                                                    ------------
EXPENSES:
  Investment advisory fee (Note 3)...............................      1,102,496
  Administration fee (Note 3)....................................        308,229
  Insurance......................................................        119,657
  Reports to shareholders........................................         70,145
  Custodian......................................................         59,606
  Transfer agency................................................         34,776
  Audit and tax services.........................................         26,481
  Legal..........................................................         26,471
  Directors' fees................................................         20,160
  Registration...................................................         16,190
  Amortization of organization expenses (Note 2).................          8,404
  Miscellaneous..................................................         14,179
                                                                    ------------
     Total operating expenses....................................      1,806,794
          Interest expense (Note 5)..............................      4,546,541
                                                                    ------------
     Total expenses..............................................      6,353,335
                                                                    ------------
  Net investment income..........................................     14,944,129
                                                                    ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENT AND SHORT SALE
  TRANSACTIONS (Notes 2 and 4):
Net realized losses on:
  Investment transactions........................................     (3,039,049)
  Short sale transactions........................................       (129,297)
                                                                    ------------
                                                                      (3,168,346)
                                                                    ------------

Net change in unrealized depreciation on investments.............     (9,243,882)
                                                                    ------------
Net realized and unrealized loss on investment and short sale
  transactions...................................................    (12,412,228)
                                                                    ------------
Net increase in net assets resulting from operations.............   $  2,531,901
                                                                    ------------
                                                                    ------------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                       For the
                                                      Six Months
                                                        Ended        For the Year
                                                       May 31,          Ended
                                                         1997        November 30,
                                                     (unaudited)         1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income...........................   $ 14,944,129    $ 32,221,843
  Net realized losses on investment, short sale,
     futures and written option transactions......     (3,168,346)    (20,553,781)
  Net change in unrealized depreciation on
     investment, futures and written option
     transactions.................................     (9,243,882)     (4,246,112)
                                                     ------------    ------------
  Net increase in net assets resulting from
     operations...................................      2,531,901       7,421,950
                                                     ------------    ------------

DIVIDENDS TO SHAREHOLDERS (Note 2):
  Net investment income...........................    (14,293,353)    (29,971,083)
                                                     ------------    ------------

CAPITAL STOCK TRANSACTIONS (Note 6):
  Cost of Trust shares repurchased and retired....     (6,203,678)     (2,015,134)
                                                     ------------    ------------
          Total decrease in net assets............    (17,965,130)    (24,564,267)

NET ASSETS:
  Beginning of period.............................    455,515,624     480,079,891
                                                     ------------    ------------
  End of period (including undistributed net
     investment income of $12,104,744 and
     $11,453,968, respectively)...................   $437,550,494    $455,515,624
                                                     ------------    ------------
                                                     ------------    ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Six Months Ended May 31, 1997 (unaudited)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH:
Cash flows provided from operating activities:
  Interest received (excluding net amortization of $267,356)...   $ 20,547,908
  Interest expense paid........................................     (4,579,152)
  Operating expenses paid......................................     (1,986,197)
  Purchase of short-term portfolio investments, including
     options, net..............................................       (983,844)
  Purchase of long-term portfolio investments..................   (224,357,274)
  Proceeds from disposition of long-term portfolio investments,
     short sales and principal paydowns........................    247,890,047
                                                                  ------------
  Net cash provided from operating activities..................     36,531,488
                                                                  ------------
Cash flows used for financing activities:
  Net cash used for reverse repurchase agreements..............    (15,503,312)
  Cash dividends paid..........................................    (14,566,308)
  Cash used to repurchase and retire Trust shares..............     (6,614,957)
                                                                  ------------
  Net cash used for financing activities.......................    (36,684,577)
                                                                  ------------
Net decrease in cash...........................................       (153,089)
Cash at beginning of period....................................            409
                                                                  ------------
Bank Overdraft at end of period................................   $   (152,680)
                                                                  ------------
                                                                  ------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations...........   $  2,531,901
                                                                  ------------
  Decrease in investments......................................     24,818,710
  Decrease in net unrealized appreciation on investments.......      9,243,882
  Decrease in interest receivable..............................        587,846
  Decrease in other assets.....................................     49,910,703
  Decrease in accrued expenses and other liabilities...........    (50,561,554)
                                                                  ------------
          Total adjustments....................................     33,999,587
                                                                  ------------
Net cash provided from operating activities....................   $ 36,531,488
                                                                  ------------
                                                                  ------------

------------------
See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
FINANCIAL HIGHLIGHTS

                                               For the Six
                                                  Months       For the Year    For the Year    For the Year    For the Year
                                                  Ended,          Ended           Ended           Ended           Ended
                                               May 31, 1997    November 30,    November 30,    November 30,    November 30,
                                               (unaudited)         1996            1995            1994            1993
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of the
  period....................................     $   7.25        $   7.61        $   7.72        $   7.02        $   8.77
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................         0.24            0.52            0.51            0.68            0.72
Net effect of shares repurchased............         0.01              --              --              --              --
Net realized and unrealized gains (losses)
  on investment, short sale, futures
  and written option transactions...........        (0.20)          (0.40)          (0.10)           0.58           (1.73)
                                               ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net asset value
  resulting from operations.................         0.05            0.12            0.41            1.26           (1.01)
                                               ------------    ------------    ------------    ------------    ------------
Dividends from net investment
  income....................................        (0.23)          (0.48)          (0.52)          (0.56)          (0.74)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value, end of period..............     $   7.07        $   7.25        $   7.61        $   7.72        $   7.02
                                               ------------    ------------    ------------    ------------    ------------
                                               ------------    ------------    ------------    ------------    ------------
Market price, end of period.................     $   6.50        $   6.50        $   6.50        $  6.875        $   6.75
                                               ------------    ------------    ------------    ------------    ------------
                                               ------------    ------------    ------------    ------------    ------------
TOTAL INVESTMENT RETURN+....................         3.50%(1)        7.53%           1.91%          10.29%         (26.53)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of period (000s)............     $437,550        $455,516        $480,080        $487,264        $444,024
Total operating expenses....................         0.82%(2)        0.83%           0.96%           0.83%           0.76%
Interest expense............................         2.06%(2)        2.27%           2.50%           1.69%           1.61%
Net investment income.......................         6.78%(2)        7.05%           6.55%           9.07%           8.98%
Portfolio turnover rate.....................           29%            135%            473%            745%          1,175%

------------------
+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.

(1) Not Annualized.


(2) Annualized.

------------------

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
May 31, 1997 (unaudited)
--------------------------------------------------------------------------------

1. THE TRUST:

Hyperion 1999 Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on November 22, 1991, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust had no transactions until June 16, 1992, when it sold 10,639 shares of common stock for $100,007 to Hyperion Capital Management, Inc. (the 'Advisor'). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 1999 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 1999. The Advisor presently intends to manage the portfolio for the remaining term of the Trust in a manner that attempts to achieve the Trust's objectives, but there is no assurance that these investment objectives can be achieved; indeed, under current market conditions it will be extremely difficult for the Trust to achieve its objective to return $10.00 per share by its scheduled termination date, November 30, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.


The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
May 31, 1997 (unaudited)
--------------------------------------------------------------------------------
bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Expenses: A total of $68,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Bank Overdraft' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:


The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
May 31, 1997 (unaudited)
--------------------------------------------------------------------------------
provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. For the six months ended May 31, 1997, the Advisor earned $1,102,496 in Investment Advisory Fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the six months ended May 31, 1997, the Administrator earned $308,229 in Administration Fees.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor.

4. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended May 31, 1997 were $93,739,772 and $42,475,336, respectively. Purchases and sales of U.S. Government securities, for the six months ended May 31, 1997 were $80,137,445 and $130,361,489, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at May 31, 1997 was $585,712,077 and, accordingly, net unrealized appreciation for federal income tax purposes was $5,119,207 (gross unrealized appreciation--$10,663,954; gross unrealized depreciation--$5,544,747). At tax year end May 31, 1996, the Trust had a capital loss carryforward of approximately $152,506,926 of which $25,334,582 expires in 2001, $80,484,434 expires in 2002, $2,139,679 expires in
2003 and $44,548,231 expires in 2004, available to offset any future capital gains. However, if the Trust terminates as expected in 1999, the capital loss carryforward must be utilized by 1999 in order for shareholders to realize a benefit.

5. BORROWINGS:


The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At May 31, 1997, the Trust had the following reverse repurchase agreements outstanding:

                                                    MATURITY IN
                                                  ZERO TO 30 DAYS
                                                  ---------------
            Maturity Amount.....................    $ 158,168,417
                                                  ---------------
            Market Value of Assets Sold Under
              Agreements........................    $ 157,233,865
                                                  ---------------
            Weighted Average Interest Rate......            5.52%
                                                  ---------------

The average daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 1997, was approximately $167,439,605 at a

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
May 31, 1997 (unaudited)
--------------------------------------------------------------------------------
weighted average interest rate of 5.45%. The maximum amount of reverse repurchase agreements outstanding at any time during the six months was $200,776,750, as of February 20, 1997, which was 29.8% of total assets.

6. CAPITAL STOCK:

There are 75 million shares of $.01 par value common stock authorized. Of the 61,871,339 shares outstanding at May 31, 1997, the Advisor owned 10,639 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to

15% of the original outstanding common stock, or approximately 9.5 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of May 31, 1997, 1,389,300 shares have been repurchased pursuant to this program at a cost of $9,223,626 and an average discount of 7.30% from its net asset value. For the six months ended May 31, 1997, 938,500 shares have been repurchased at a cost of $6,203,677 and an average discount of 6.67% from its net asset value. All shares repurchased either have been or will be retired.

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There was no written option activity for the six months ended May 31, 1997.

There were no open futures contracts at May 31, 1997.

8. LITIGATION:

During the months of October and November 1993, purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern District of New York. The plaintiffs in those actions generally alleged that the defendants made inadequate and misleading disclosure in the registration statement and prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of 'interest-only mortgage strip securities' and the Trust's investments in those instruments. A Pre-Trial Order of Consolidation dated December 27, 1993 consolidated these and other actions under the consolidated caption In re: Hyperion Securities Litigation Master File No. 93-CIV-7179 (MBM). Pursuant to the terms of the Order of Consolidation, one consolidated amended complaint was served upon the Trust and the other defendants which superseded all other complaints previously filed. The Advisor was added as a defendant in that complaint. On April 8, 1994, the defendants moved to dismiss the consolidated complaint. Pursuant to an order dated October 3, 1994, the Court stayed all discovery in the Action except for certain limited document discovery. In November 1994, while the motion to dismiss was still pending, plaintiffs filed a second consolidated amended complaint which superseded the first amended complaint. The allegations in the second consolidated amended complaint relate to the accuracy of the defendants' representations to investors about the Trust's investment objectives, and level and adequacy of the disclosure in the prospectus for the Trust used in connection with its initial public offering. Defendants moved to dismiss the second consolidated amended complaint in December 1994. Judge Michael B. Mukasey issued an opinion and order dated July 12, 1995 dismissing the second consolidated amended complaint without leave to replead. The plaintiffs filed a motion to reargue on July 27, 1995 and Judge Mukasey denied the motion to reargue on September 6, 1995. Plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit on August 17, 1995. On October 15, 1996, a three judge panel of the Court of Appeals for the Second Circuit in a two to one vote affirmed Judge Michael B. Mukasey's July 12, 1995 opinion and order dismissing with prejudice plaintiffs' second consolidated amended complaint for failure to identify any

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
May 31, 1997 (unaudited)
--------------------------------------------------------------------------------
misrepresentations or misleading omissions in the registration statement and prospectus for the Trust. Appellants filed a petition for rehearing and suggestion for rehearing in banc by the entire appellate court on October 29, 1996. On January 7, 1997, the appellate court denied the appellants' petition for rehearing in banc. On April 7, 1997, plaintiffs filed a petition for a writ of certiorari in the Supreme Court of the United States. On May 8, 1997, the defendants filed briefs in opposition to the petition for a writ of certiorari in the Supreme Court of the United States. Please refer to Note 9 for further information.

Pursuant to the Underwriting Agreement between the Trust and its underwriters, the Trust and the Advisor have jointly and severally agreed to indemnify the underwriters for their liabilities, losses and costs directly related to certain contents of the prospectus and registration statement of the Trust. The underwriters have provided notification to the Trust and the Advisor that they intend to exercise their rights of indemnification in the event that they are subject to liabilities, costs or losses that are covered by the indemnity. In addition, pursuant to the Investment Advisory Agreement between the Trust and the Advisor, the Advisor is indemnified for all of its liabilities, losses and costs in connection with any matter involving the Trust, except for actions relating to the gross negligence, willful malfeasance or fraud of the Advisor. In addition, the Trust's Articles of Incorporation provide for the indemnification of its Directors. The Trust's Directors and Advisor have also notified the Trust of their intention to seek indemnification. The Trust has incurred litigation expenses for the six months ended May 31, 1997 to the indemnified parties noted above, based upon amounts which are deemed reimbursable in accordance with the indemnification provisions. Pursuant to these indemnification provisions, the Trust reimbursed $26,169 of litigation expenses to the Advisor during the six months ended May 31, 1997. This amount was previously advanced by the Advisor on behalf of the Trust, its directors, certain of its officers and underwriters. The Trust has included these amounts in legal fees.

9. SUBSEQUENT EVENTS:

The Trust's Board of Directors declared the following regular monthly dividends:


                    DIVIDEND        RECORD      PAYABLE
                    PER SHARE        DATE         DATE
                    ----------     --------     --------
                     $0.03542      06/16/97     06/26/97
                     $0.03542      07/21/97     07/31/97

On June 9, 1997, the Supreme Court of the United States denied the petition for a writ of certiorari in Hyperion Securities Litigation, (under the name Marilyn Okley, et al v. Hyperion 1999 Term Trust, Inc., et al), and no further appeals are possible. Please refer to Note 8 for further information.

--------------------------------------------------------------------------------
                                 PROXY RESULTS
--------------------------------------------------------------------------------

During the six months ended May 31, 1997, Hyperion 1999 Term Trust, Inc. shareholders voted on the following proposals at a shareholders meeting on April 22, 1997. The description of each proposal and number of shares voted are as follows:

                                                                   SHARES VOTED      SHARES VOTED
                                                                       FOR         WITHOUT AUTHORITY
----------------------------------------------------------------------------------------------------
1.    To elect members to the Trust's Board
      of Directors:

                                               Rodman L. Drake      57,671,750          1,978,722
                                               Garth Marston        57,542,569          2,107,903
----------------------------------------------------------------------------------------------------


                                                 SHARES VOTED      SHARES VOTED      SHARES VOTED
                                                      FOR            AGAINST            ABSTAIN
----------------------------------------------------------------------------------------------------
2.    To select Deloitte & Touche LLP as the
      Trust's independent auditors:               57,931,515           751,682            967,275
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)
--------------------------------------------------------------------------------

                                                                         NET REALIZED AND
                                                                         UNREALIZED GAINS
                                                                             (LOSSES)
                                                                       ON INVESTMENT, SHORT          NET INCREASE
                                                                         SALE, FUTURES AND        (DECREASE) IN NET
                                                  NET INVESTMENT              WRITTEN              ASSETS RESULTING
                                                      INCOME            OPTION TRANSACTIONS        FROM OPERATIONS
                                   TOTAL      ----------------------  -----------------------  ------------------------
QUARTERLY PERIOD                   INCOME       AMOUNT     PER SHARE     AMOUNT     PER SHARE     AMOUNT     PER SHARE*
----------------------------------------------------------------------------------------------------------------
June 26, 1992**
 to August 31, 1992............ $  8,539,531  $ 7,129,135    $0.11    $(19,306,330)  $ (0.30)  $(12,177,195)   $(0.19)
September 1, 1992
 to November 30, 1992..........   16,580,937   12,842,733     0.21     (22,483,352)    (0.36)    (9,640,619)    (0.15)
December 1, 1992
 to February 28, 1993..........   14,278,323   10,642,860     0.17     (31,400,517)    (0.50)   (20,757,657)    (0.33)
March 1, 1993
 to May 31, 1993...............   13,647,042   10,562,767     0.17      (5,780,313)    (0.09)     4,782,454      0.08
June 1, 1993
 to August 31, 1993............   11,325,312    8,412,983     0.13     (27,675,828)    (0.44)   (19,262,845)    (0.31)
September 1, 1993
 to November 30, 1993..........   18,307,264   15,895,853     0.25     (44,953,480)    (0.70)   (29,057,627)    (0.45)
December 1, 1993
 to February 28, 1994..........   14,880,602   12,231,574     0.19      12,367,705      0.20     24,599,279      0.39
March 1, 1994
 to May 31, 1994...............   15,469,465   12,626,698     0.20      17,800,528      0.28     30,427,226      0.48
June 1, 1994
 to August 31, 1994............    7,142,378    9,904,737     0.16     (36,250,648)    (0.57)   (26,345,911)    (0.41)
September 1, 1994
 to November 30, 1994..........   17,379,627    8,190,924     0.13      42,523,788      0.67     50,714,712      0.80
December 1, 1994
 to February 28, 1995..........   12,898,232    9,029,349     0.14       6,995,260      0.11     16,024,609      0.25
March 1, 1995
 to May 31, 1995...............   12,240,737    7,744,298     0.12      14,747,914      0.24     22,492,212      0.36
June 1, 1995
 to August 31, 1995............   12,848,385    8,727,012     0.14     (12,253,807)    (0.19)    (3,526,795)    (0.05)
September 1, 1995
 to November 30, 1995..........   11,433,972    6,825,146     0.11     (15,999,089)    (0.26)    (9,173,943)    (0.15)
December 1, 1995
 to February 29, 1996..........   12,730,201    8,716,948     0.14     (13,968,641)    (0.22)    (5,251,693)    (0.08)
March 1, 1996
 to May 31, 1996...............   12,153,474    8,523,188     0.13     (26,191,953)    (0.41)   (17,668,765)    (0.28)
June 1, 1996
 to August 31, 1996............   10,994,972    7,631,546     0.12           9,748      0.00      7,641,294      0.12

September 1, 1996
 to November 30, 1996..........   10,505,729    7,350,161     0.13      15,350,953      0.23     22,701,114      0.36
December 1, 1996
 to February 28, 1997..........   10,831,594    7,618,503     0.12      (8,866,675)    (0.14)    (1,248,172)    (0.02)
March 1, 1997
 to May 31, 1997...............   10,465,870    7,325,626     0.12      (3,545,553)    (0.06)     3,780,073      0.06




                                     DIVIDENDS AND
                                     DISTRIBUTIONS      SHARE PRICE
                                 ---------------------  ------------
QUARTERLY PERIOD                   AMOUNT    PER SHARE  HIGH     LOW
-------------------------------
June 26, 1992**
 to August 31, 1992............  $ 4,219,485   $0.07    $10 3/8  $10
September 1, 1992
 to November 30, 1992..........   12,658,452    0.20     10 3/4    8 7/8
December 1, 1992
 to February 28, 1993..........   12,658,452    0.20     10        9
March 1, 1993
 to May 31, 1993...............   12,658,452    0.20      9 3/4    8 3/4
June 1, 1993
 to August 31, 1993............   11,861,350    0.19      8 7/8    7 1/2
September 1, 1993
 to November 30, 1993..........    9,356,249    0.15      8 1/4    6 3/8
December 1, 1993
 to February 28, 1994..........    8,299,440    0.13      7        6 1/4
March 1, 1994
 to May 31, 1994...............    8,296,179    0.13      7 3/8    6 3/4
June 1, 1994
 to August 31, 1994............    9,082,485    0.15      7 1/4    6 1/2
September 1, 1994
 to November 30, 1994..........    9,472,210    0.15      7        6 3/8
December 1, 1994
 to February 28, 1995..........    8,940,494    0.14      7        6 1/2
March 1, 1995
 to May 31, 1995...............    8,677,288    0.14      7 3/8    6 5/8
June 1, 1995
 to August 31, 1995............    7,888,401    0.12      7 1/2    6 3/4
September 1, 1995
 to November 30, 1995..........    7,493,924    0.12      7 1/8    6 1/2
December 1, 1995
 to February 29, 1996..........    7,493,976    0.12      6 7/8    6 3/8
March 1, 1996
 to May 31, 1996...............    7,493,890    0.12      6 5/8    6
June 1, 1996
 to August 31, 1996............    7,493,949    0.12      6 1/2    6 1/8
September 1, 1996

 to November 30, 1996..........    7,489,268    0.12      6 5/8    6 1/4
December 1, 1996
 to February 28, 1997..........    7,430,297    0.12      6 3/4    6 3/8
March 1, 1997
 to May 31, 1997...............    6,863,056    0.11      6 5/8    6 3/8

 * Excludes net effect of shares repurchased.
** Commencement of investment operations.

--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
FOR GENERAL INFORMATION ABOUT THE TRUST:
(800) HYPERION

TRANSFER AGENT

BOSTON EQUISERVE, L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
FOR SHAREHOLDER SERVICES:
(800) 426-5523

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
Two World Financial Center
New York, New York 10281

LEGAL COUNSEL

GIBSON DUNN & CRUTCHER LLP
1050 Connecticut Avenue, N.W., 9th Floor
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

------------------------------------------------------

OFFICERS & DIRECTORS

------------------------------------------------------

Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Garth Marston*
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*
Director
                               SEMI-ANNUAL REPORT

Harry E. Petersen, Jr.*
Director                          MAY 31, 1997

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members

------------------------------------------------------
                  HYPERION [LOGO]
------------------------------------------------------

The accompanying financial statements as of May 31, 1997 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                         HYPERION 1999 TERM TRUST, INC.

                               One Liberty Plaza
                            165 Broadway, 36th Floor

                            New York, NY 10006-1404